Exhibit 99.1

FOR IMMEDIATE RELEASE	WILLIAM G. KIESLING — SENIOR VICE PRESIDENT — GENERAL COUNSEL
November 11, 2019	610-729-3743
bill.kiesling@cssindustries.com

CSS INDUSTRIES ADOPTS SHORT-TERM STOCKHOLDER RIGHTS PLAN

PLYMOUTH MEETING, PA, November 11, 2019 - CSS Industries, Inc. (NYSE: CSS), a leading consumer products company serving the craft, gift and seasonal markets, today announced the adoption of a short-term stockholder rights plan (the “Rights Plan”), and declared a dividend distribution of one right (a “Right”) for each outstanding share of common stock.  The record date for such dividend distribution is November 22, 2019.  The Rights Plan will expire, without any further action by CSS’ Board of Directors, on the earlier of November 11, 2020 or the business day immediately following CSS’ next annual meeting of stockholders, absent an extension being approved by CSS’ stockholders.

The adoption of the Rights Plan is intended to protect CSS and its stockholders from the actions of third parties that CSS’ Board determines may not be in the best interests of CSS and its stockholders, to enable all stockholders to realize the full potential value of their investment in CSS, and to protect the interests of CSS and its stockholders by reducing the likelihood that any person or group gains control of CSS through open market accumulation or other tactics without paying an appropriate control premium. In addition, the Rights Plan provides the CSS Board with time to make informed decisions that are in the best long-term interests of CSS and its stockholders and does not prevent CSS’ Board from considering any offer that it considers to be in the best interest of CSS’ stockholders.

The Rights Plan is similar to stockholder rights plans adopted by other publicly-held companies. Under the Rights Plan, the Rights generally would become exercisable only if a person or group acquires beneficial ownership of 10% or more (or, solely in the case of certain current, ordinary course institutional investors as described in the Rights Plan, 20% or more) of CSS’ common stock in a transaction not approved by CSS’ Board. In that situation, each holder of a Right (other than the acquiring person or group, whose Rights will become void and will not be exercisable) will have the right to purchase, upon payment of the exercise price and in accordance with the terms of the Rights Plan, a number of shares of CSS common stock having a market value of twice such price. In addition, if CSS is acquired in a merger or other business combination after an acquiring person acquires 10% or more (or, solely in the case of certain current, ordinary course institutional investors as described in the Rights Plan, 20% or more) of CSS’ common stock, each holder of the Right would thereafter have the right to purchase, upon payment of the exercise price and in accordance with the terms of the Rights Plan, a number of shares of common stock of the acquiring person having a market value of twice such price. The acquiring person or group would not be entitled to exercise these Rights. In the Rights Plan, the definition of “beneficial ownership” includes derivative securities.

Stockholders who beneficially owned 10% or more of CSS’ outstanding common stock prior to the first public announcement by CSS of the adoption of the Rights Plan will not trigger any penalties under the Rights Plan so long as they do not acquire beneficial ownership of any additional shares of common stock at a time when they still beneficially own 10% or more (or, solely in the case of certain current, ordinary course institutional investors as described in the Rights Plan, 20% or more) of such common stock, subject to certain exceptions as described in the Rights Plan.

Further details of the Rights Plan will be contained in a Current Report on Form 8-K and in a Registration Statement on Form 8-A that CSS will be filing with the Securities and Exchange Commission (SEC).  These filings will be available on the SEC’s web site at www.sec.gov and at the Investors Relations section of CSS’ corporate website at www.cssindustries.com.

Guggenheim Securities, LLC is acting as financial advisor to CSS, and Morgan, Lewis and Bockius LLP is serving as CSS’ legal advisor.

About CSS Industries, Inc.

CSS is a creative consumer products company, focused on the craft, gift and seasonal categories.  For these design-driven categories, we engage in the creative development, manufacture, procurement, distribution and sale of our products with an omni-channel approach focused primarily on mass market retailers.  Our core products within the craft category include sewing patterns, ribbons, trims, buttons, needle arts and kids’ crafts. For the gift category, our core products are designed to celebrate certain life events or special occasions, with a focus on packaging items, such as ribbons, bows, bags and wrap, as well as stationery, baby gift items, and party and entertaining products.  For the seasonal category, we focus on holiday gift packaging items including ribbons, bows, bags, tags and gift card holders, in addition to specific holiday-themed decorations and activities, including Easter egg dyes and Valentine’s Day classroom exchange cards.  In keeping with our corporate mission, all of our products are designed to help make life memorable.

Forward-looking Statements

Any statements contained in this report that do not describe historical facts, including estimates and other statements regarding matters that are to occur in the future, as well as statements regarding future operations, are neither promises nor guarantees and may constitute “forward-looking statements” as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. Any such forward-looking statements contained herein are based on current assumptions, estimates and expectations, but are subject to a number of known and unknown risks and significant business, economic and competitive uncertainties that may cause actual results to differ materially from expectations.  Forward-looking statements in this document may include, but are not limited to, the statements regarding the anticipated benefits and expected consequences of the Rights Plan that CSS has adopted. Such forward-looking statements are based upon CSS’ current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. Because such statements include risks, uncertainties and contingencies, actual events may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to, the effectiveness of the Rights Plan in (i) preventing a third party from taking advantage of the onset of adverse market conditions or recent and potentially short-term declines in CSS’ share price to acquire actual or effective control, in the open market or otherwise, of CSS’ common stock without paying a price that does not reflect CSS’ intrinsic value or long-term prospects, or (ii) providing the CSS Board with an increased period of time to evaluate the adequacy of an acquisition offer, investigate alternatives, solicit competitive proposals, or take other steps necessary to maximize value for the benefit of all CSS stockholders. Other potential risk factors include the risks and other risk factors detailed in various publicly available documents filed by CSS from time to time with the Securities and Exchange Commission (SEC), which are available at www.sec.gov, including but not limited to, such information appearing under the caption “Risk Factors” in CSS’ Annual Report on Form 10-K filed with the SEC on May 31, 2019. Any forward-looking statements should be considered in light of those risk factors. CSS cautions readers not to rely on any such forward-looking statements, which speak only as of the date they are made. CSS disclaims any intent or obligation to publicly update or revise any such forward-looking statements to reflect any change in Company expectations or future events, conditions or circumstances on which any such forward-looking statements may be based, or that may affect the likelihood that actual results may differ from those set forth in such forward-looking statements.